CMA New Jersey
Municipal Money Fund

Semi-Annual Report




September 30, 2000

MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper

To Our Shareholders:

For the six-month period ended September 30, 2000, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of 3.46%.* As of September 30, 2000, the Fund's 7-day yield was 4.08%.

Economic Environment
During the six-month period ended September 30, 2000, the US economy has shown signs of slowing to a more moderate and sustainable pace. The Federal Reserve Board, which met three times during the period, chose to raise short-term interest rates only at its May 16, 2000 meeting. The 50 basis point (0.50%) increase moved the Federal Funds rate to its current level of 6.50%. Since the Federal Reserve Board commenced the tightening cycle in June 1999, the Federal Funds rate has increased 175 basis points. Inflationary indicators remained in check with the exception of energy prices. Unfavorable weather conditions during the upcoming winter months could place more pressure on this sector. US financial markets posted mixed results as fixed-income securities experienced some moderate gains, while equity indexes declined. The intermediate range of the US Treasury yield curve posted the strongest gains as investors became more comfortable with the concept that the Federal Reserve Board's current tightening cycle may be approaching an end. As a result, yields on two-year and five-year notes fell 52 basis points and 48 basis points, respectively. The Dow Jones Industrial Average and the NASDAQ Composite Index both ended the period lower as disappointing corporate earnings and mounting profit warnings weighed heavily on equity prices.

For the six-month period ended September 30, 2000, technical factors strongly influenced short-term municipal yields as demand for short-term tax-exempt securities varied. At the onset of the period, assets flowed out of short-term municipal money funds because of income tax payments. By early May 2000, these outflows pushed variable rate yields higher and the average 7-day variable yield rose to a six-month high of 5.84%. However, by the middle of the period, assets moved back into the shorter end of the municipal market in response to coupon reinvestments and maturities. By early July 2000, these inflows decreased the average yield on a 7-day variable rate to a period low of 3.21%. Finally, at the end of the six-month period, short-term interest rates rose again as demand for products in this sector subsided, forcing broker/dealers to raise yields in an attempt to minimize inventories.

Investment Strategy
During the six-month period ended September 30, 2000, we continued to employ a neutral investment strategy and maintained the Fund's average portfolio maturity primarily in the 45-day--55-day range. Short-term New Jersey municipal note yields trended higher as the period opened with the yield on the one-year note rising to 4.55% --4.60% by early June. As the period progressed, increasing demand gradually moved note yields lower and ended the period in the 4.30% range. We increased the Fund's holdings in municipal notes to approximately 24% of assets, up from 18% on March 31, 2000. These holdings provided the Fund with attractive yields, solid credit quality and increased diversification of assets. New Jersey municipalities continued to provide the short-term New Jersey note market with a steady supply of new issuance. In August 2000, Governor Christine Whitman signed legislation that would give local school districts approximately $8.6 billion in funding for the next ten years to upgrade nearly 2,400 of the state's oldest educational facilities. In anticipation of this funding, school boards chose to use the short-term municipal note market until the state aid program is permanently in place. Finally, our investment strategy continued to provide shareholders with an attractive yield compared to other New Jersey municipal money funds with a similar investment objective.

Subject to market conditions, we anticipate in the months ahead that we will continue to follow our neutral portfolio investment strategy. As year-end approaches, we will seek opportunities to purchase commercial paper with maturities into late February 2001 --March 2001. These purchases are likely to allow us to secure attractive yields through the first quarter of 2001, which we believe will be a period of high demand for short-term tax-exempt securities. Energy prices may have a significant effect on the macroeconomic picture in the upcoming months as rising fuel prices could place further pressure on corporate earnings and consumer spending.

In Conclusion
We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



November 2, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
ARCS     Auction Rate Certificates
BAN      Bond Anticipation Notes
COP      Certificates of Participation
CP       Commercial Paper
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes


CMA New Jersey Municipal Money Fund
Schedule of Investments as of September 30, 2000                                                           (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
New Jersey--        $ 7,750   Atlantic City, New Jersey, BAN, 4.85% due 6/08/2001                             $    7,790
76.2%                 6,600   Atlantic County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES, 5.40% due 7/01/2026 (d)                            6,600
                      4,000   Bayonne, New Jersey, TAN, 4.375% due 10/02/2000                                      4,000
                      7,725   Bernards Township, New Jersey, Sewer Authority, Sewer Revenue Refunding
                              Bonds, 3.90% due 12/15/2000                                                          7,725
                      1,587   Bloomingdale, New Jersey, GO, Refunding, BAN, 4.52% due 3/09/2001                    1,589
                      9,500   Branchburg Township, Board of Education, 4.80% due 8/16/2001                         9,536
                      5,500   Brigantine, New Jersey, GO, BAN, 4.80% due 5/31/2001                                 5,518
                              Camden County, New Jersey, Improvement Authority Revenue Bonds,
                              VRDN (d):
                     19,800      (Harvest Village Senior Redevelopment Project), Series A, 5.40% due
                                 7/01/2029                                                                        19,800
                      1,945      (Jewish Community Center Project), 5.35% due 12/01/2010                           1,945
                     13,900      (Parkview Redevelopment Housing Project), AMT, 5.40% due 7/01/2026               13,900
                      3,672   Cedar Grove Township, New Jersey, GO, BAN, 4.625% due 3/06/2001                      3,677
                      1,630   Cherry Hill Township, New Jersey, BAN, Series A, 4.75% due 10/12/2000                1,630
                      8,125   Clinton Township, New Jersey, BAN, 5% due 7/10/2001                                  8,155
                      8,297   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 5.53% due 10/01/2017 (c)(d)            8,297
                      1,774   Colts Neck Township, New Jersey, BAN, Series A, 4.26% due 2/23/2001                  1,775
                      5,500   Delaware River and Bay Authority, Delaware, Revenue Bonds, VRDN, Series B,
                              4.10% due 1/01/2030 (a)(d)                                                           5,500
                     19,970   Eagle Tax-Exempt Trust, New Jersey, VRDN, Series 94C-3005, 4.24% due
                              2/15/2007 (d)                                                                       19,970
                      9,500   East Rutherford, New Jersey, School District, 5.20% due 3/14/2001                    9,525
                      2,957   Elizabeth, New Jersey, GO, BAN, 4.35% due 11/14/2000                                 2,958
                     10,000   Essex County, New Jersey, GO, TAN, 5% due 11/21/2000                                10,008
                      4,128   Ewing Township, New Jersey, GO, BAN, 4.25% due 10/20/2000                            4,129
                      6,000   Florham Park, New Jersey, GO, BAN, 4.25% due 11/03/2000                              6,002
                      1,858   Freehold, New Jersey, BAN, 4.28% due 2/02/2001                                       1,858
                      5,300   Gloucester County, New Jersey, GO, Refunding, BAN, Series A, 4.75% due
                              7/31/2001                                                                            5,320
                      8,000   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Essential
                              Purpose Pooled Government), VRDN, 5.30% due 7/15/2026 (d)                            8,000
                              Jersey City, New Jersey, GO, Refunding:
                     16,635      5.25% due 7/02/2001                                                              16,707
                     16,800      BAN, 4.625% due 3/02/2001                                                        16,825


CMA New Jersey Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                         (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
New Jersey          $ 4,000   Jersey City, New Jersey, Municipal Utilities Authority Project Notes,
(continued)                   Series B, 5% due 5/03/2001                                                      $    4,012
                      2,253   Maplewood Township, New Jersey, GO, BAN, 4.375% due 10/20/2000                       2,254
                     12,170   Margate City, New Jersey, School BAN, 4.85% due 7/18/2001                           12,212
                              Mercer County, New Jersey, Improvement Authority Revenue Bonds, VRDN (d):
                      2,000      (Children's Home Society of New Jersey Project), 5.30% due 4/01/2010              2,000
                      2,455      (Mercer Inc. Project), 5.35% due 12/01/2018                                       2,455
                     15,000   Middlesex County, New Jersey, GO, Refunding, BAN, 4.50% due 1/19/2001               15,023
                      4,000   Mine Hill Township, New Jersey, School District, Temporary Notes, GO, 4.50%
                              due 3/20/2001                                                                        4,005
                      2,300   Moorestown Township, New Jersey, GO, BAN, 5.50% due 6/01/2001                        2,311
                      6,450   Morristown, New Jersey, BAN, 5% due 4/30/2001                                        6,472
                     14,075   Municipal Securities Trust Certificates, New Jersey Transportation Revenue
                              Bonds, VRDN, Series 1998-64, Class A, 4.20% due 1/01/2012 (b)(d)                    14,075
                                 New Jersey EDA, Dock Facility Revenue Bonds (Bayonne IMTT Project),
                                 VRDN, Series B (d):
                        200      5.50% due 12/01/2027                                                                200
                        200      5.55% due 12/01/2027                                                                200
                     12,600   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series C, 5.50% due 12/01/2027 (d)                                  12,600
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (d):
                      8,925      (Benedictine Abbey of Newark), 5.50% due 12/01/2019                               8,925
                      2,625      (Catholic Community Services), 5.20% due 6/01/2025                                2,625
                      3,700      (Eatem Realty Company), AMT, 5.50% due 9/01/2013                                  3,700
                        845      (International Vitamin Corp. Project), AMT, 5.35% due 5/01/2003                     845
                      2,350      (McLean Associates LLC Project), AMT, 5.45% due 8/01/2014                         2,350
                      1,350      (Park Lane Association Project), AMT, 5.45% due 4/01/2010                         1,350
                      1,100      (Saint Peter's Preparatory School), 5.35% due 1/01/2010                           1,100
                      1,085      (United Window & Door Manufacturing Inc.), AMT, 5.45% due 11/01/2008              1,085
                      2,880      (Wyckoff Family YMCA Project), 5.50% due 10/01/2017                               2,880
                              New Jersey EDA, Economic Development Revenue Refunding Bonds (d):
                     20,100      (Airis Newark LLC Project), ARCS, AMT, 5.40% due 1/01/2019 (a)                   20,100
                      4,495      (Church & Dwight), VRDN, 5.30% due 12/01/2008                                     4,495
                        995      (Foreign Trade Zone Project), VRDN, 5.35% due 12/01/2007                            995
                      5,400      (Jewish Community Foundation Metro West), VRDN, 5.25% due 12/01/2018              5,400
                      1,813      (RJB Associates Project), VRDN, 5.30% due 8/01/2008                               1,813
                     13,495      (Stolthaven Project), VRDN, Series A, 5.30% due 1/15/2018                        13,495
                              New Jersey EDA, IDR, VRDN (d):
                      3,615      (Pennwell Holdings LLC Project), 5.45% due 12/01/2016                             3,615
                      1,145      (Plastic Suppliers Inc. Project), AMT, 5.65% due 6/01/2006                        1,145
                      4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Tru Urban Renewal Co.), DATES, 4.35% due 4/01/2019 (d)                              4,000
                              New Jersey EDA, Natural Gas Facilities Revenue Bonds, VRDN, AMT (a)(d):
                      1,400      (NUI Corporation Project), Series A, 5.40% due 6/01/2026                          1,400
                      4,600      (New Jersey Natural Gas Co. Project), Series B, 5.45% due 8/01/2030               4,600
                      4,000      (New Jersey Natural Gas Co. Project), Series C, 5.30% due 4/01/2033               4,000
                     19,300   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey
                              Natural Gas Co. Project), VRDN, AMT, Series A, 5.45% due 8/01/2030 (a)(d)           19,300
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              4.25% due 2/01/2002 (d)                                                              5,000


CMA New Jersey Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                          (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
New Jersey                    New Jersey EDA, Revenue Bonds, CP, AMT:
(continued)         $10,000      (Exempt Facility-Chambers Cogeneration), 3.85% due 10/02/2000                $   10,000
                      6,400      (Exempt Facility-Chambers Cogeneration), 3.80% due 10/11/2000                     6,400
                      7,300      (Exempt Facility-Chambers Cogeneration), 3.80% due 10/13/2000                     7,300
                     19,500      (Exempt Facility-Keystone Project), 3.85% due 10/02/2000                         19,500
                     13,700      (Exempt Facility-Keystone Project), 3.80% due 10/11/2000                         13,700
                     10,000      (Exempt Facility-Keystone Project), 3.80% due 12/08/2000                         10,000
                              New Jersey EDA, Revenue Bonds, VRDN (d):
                      4,240      (Accurate Box Co. Inc. Project), AMT, 5.40% due 11/01/2009                        4,240
                      1,725      (Adam Spence Corp. Project), AMT, 5.45% due 9/01/2017                             1,725
                      2,180      (The Arc of Somerset County Inc.), 5.35% due 7/01/2020                            2,180
                      2,030      (Bethany Baptist Church Project), 5.30% due 3/01/2018                             2,030
                      3,320      (Catholic Charities), 5.25% due 11/01/2012                                        3,320
                        700      (E.P. Henry Corp. Project), AMT, 5.35% due 3/01/2005                                700
                      1,500      (Economic Growth-Patterson), AMT, 5.35% due 1/01/2005                             1,500
                      2,500      (Economic Growth-Patterson), AMT, 5.60% due 1/01/2016                             2,500
                      9,500      (Hoffman-La Roche Inc. Project), AMT, 5.35% due 11/01/2011                        9,500
                        900      (The Peddie School Project), 5.30% due 2/01/2026                                    900
                      8,700      (The Peddie School Project), 5.30% due 2/01/2029                                  8,700
                      1,000      (Saint James Preparatory and Social Services Project), 5.25% due
                                 12/01/2027                                                                        1,000
                      2,400      (US Golf Association Project), 5.30% due 5/01/2023                                2,400
                      4,000      (Urban League Project), 5.30% due 8/01/2019                                       4,000
                              New Jersey EDA, Revenue Refunding Bonds, VRDN (d):
                      2,605      (Joe & James Moreng),  AMT, 5.40% due 3/01/2013                                   2,605
                      2,000      (The Peddie School Project),  Series B, 5.30% due 2/01/2019                       2,000
                              New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                              New Jersey Inc. Project), VRDN (a)(d):
                     21,900      AMT, Series C, 5.55% due 11/01/2025                                              21,900
                     38,000      Series A, 5.45% due 11/01/2026                                                   38,000
                      4,000      Series B, 5.50% due 11/01/2025                                                    4,000
                     69,870   New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                              VRDN, Series C, 5.40% due 9/01/2024 (c)(d)                                          69,870
                     14,600   New Jersey State Educational Facilities Authority Revenue Bonds (Princeton
                              University 1997A), CP, 3.85% due 12/07/2000                                         14,600
                     14,305   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                              (College of New Jersey), VRDN, Series A, 5.55% due 7/01/2029 (a)(d)                 14,305
                      4,518   North Brunswick Township, New Jersey, BAN, 4.75% due 3/30/2001                       4,529
                      2,980   North Brunswick Township, New Jersey, Water Utility, BAN, AMT, 5% due
                              10/31/2000                                                                           2,982
                      2,000   Northeast Monmouth County, New Jersey, Regional Sewer Authority, GO,
                              Revenue Refunding Bonds, Project Notes, 4.75% due 1/18/2001                          2,002
                      2,800   Parsippany-Troy Hills Township, New Jersey, School District, 4.75% due
                              8/14/2001                                                                            2,809
                     15,000   Passaic County, New Jersey, BAN, 4.50% due 3/30/2001                                15,019
                      2,372   Princeton Borough, New Jersey, BAN, 4% due 11/23/2000                                2,373
                      6,250   Readington-Lebanon, New Jersey, Sewer Authority Project Notes, Series A,
                              4.25% due 12/01/2000                                                                 6,251
                      4,190   Rochelle Park Township, New Jersey, School District Promissory Notes,
                              5% due 8/15/2001                                                                     4,211


CMA New Jersey Municipal Money Fund
Schedule of Investments as of September 30, 2000 (concluded)                                           (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
New Jersey          $ 7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
(concluded)                   Revenue Bonds (E.I. du Pont de Nemours), VRDN, 4.35% due 3/01/2012 (d)          $    7,300
                     10,200   Salem County, New Jersey, Pollution Control Financing Authority, PCR,
                              Refunding (Public Service Electric and Gas), VRDN, AMT, 5.40% due
                              4/01/2031 (c)(d)                                                                    10,200
                      2,000   South Orange and Maplewood, New Jersey, School District Temporary Notes,
                              4% due 12/01/2000                                                                    2,000
                      3,873   Sparta Township, New Jersey, GO, Refunding, BAN, 5% due 1/18/2001                    3,878
                      2,200   Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding (Allied Signal Project), VRDN, 5.60% due 12/01/2020 (d)               2,200
                     18,500   Vineland, New Jersey, GO, Refunding, AMT, BAN, 5.50% due 1/19/2001                  18,536
                      1,500   Westwood, New Jersey, TAN, 4.75% due 4/13/2001                                       1,503
                     15,000   Woodbridge Township, New Jersey, GO, BAN, 4.75% due 7/27/2001                       15,053

New York/                     Port Authority of New York and New Jersey, CP, AMT:
New Jersey--          4,180      4.10% due 10/02/2000                                                              4,180
22.8%                13,300      4.05% due 10/10/2000                                                             13,300
                      9,220      4.15% due 11/08/2000                                                              9,220
                     12,590      4.10% due 11/09/2000                                                             12,590
                     20,000      4.10% due 11/10/2000                                                             20,000
                      9,200      4.05% due 11/13/2000                                                              9,200
                     11,750      4.10% due 11/14/2000                                                             11,750
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Refunding Bonds (Versatile Structure Obligation), VRDN (d):
                     49,400      AMT, Series 1R, 5.45% due 8/01/2028                                              49,400
                     42,050      AMT, Series 4, 5.50% due 4/01/2024                                               42,050
                     39,650      AMT, Series 6, 5.35% due 12/01/2017                                              39,650
                     10,650      Series 2, 5.30% due 5/01/2019                                                    10,650
                      6,900      Series 3, 5.40% due 6/01/2020                                                     6,900
                      4,600      Series 5, 5.40% due 8/01/2024                                                     4,600


Puerto Rico--         1,700   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
0.7%                          Series SGA 44, 4.90% due 7/01/2023 (c)(d)                                            1,700
                      5,000   Puerto Rico Government Development Bank, CP, 4.05% due 11/09/2000                    5,000

                              Total Investments (Cost--$1,020,687*)--99.7%                                     1,020,687

                              Other Assets Less Liabilities--0.3%                                                  2,808
                                                                                                             -----------
                              Net Assets--100.0%                                                             $ 1,023,495
                                                                                                             ===========


(a)AMBAC Insured.
(b)FSA Insured.
(c)MBIA Insured.
(d)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA New Jersey Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 2000
Assets:
Investments, at value (identified cost--$1,020,687,486)                                                  $ 1,020,687,486
Cash                                                                                                             132,531
Interest receivable                                                                                            7,497,149
Prepaid registration fees and other assets                                                                        35,579
                                                                                                         ---------------
Total assets                                                                                               1,028,352,745
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                 $     4,012,480
 Investment adviser                                                                           365,173
 Distributor                                                                                  257,132          4,634,785
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           222,936
                                                                                                         ---------------
Total liabilities                                                                                              4,857,721
                                                                                                         ---------------
Net Assets                                                                                               $ 1,023,495,024
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   102,350,587
Paid-in capital in excess of par                                                                             921,154,960
Accumulated realized capital losses--net                                                                        (10,523)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,023,505,874 shares of
beneficial interest outstanding                                                                          $ 1,023,495,024
                                                                                                         ===============

See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                 $    21,005,442
Expenses:
Investment advisory fees                                                              $     2,356,923
Distribution fees                                                                             639,313
Transfer agent fees                                                                            57,384
Accounting services                                                                            45,919
Custodian fees                                                                                 27,480
Professional fees                                                                              25,878
Registration fees                                                                              20,514
Printing and shareholder reports                                                               13,514
Pricing fees                                                                                    6,202
Trustees' fees and expenses                                                                     2,693
Other                                                                                           4,393
                                                                                      ---------------
Total expenses                                                                                                 3,200,213
                                                                                                         ---------------
Investment income--net                                                                                        17,805,229
Realized Gain on Investments--Net                                                                                  4,311
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    17,809,540
                                                                                                         ===============

See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Statements of Changes in Net Assets
                                                                                       For the Six        For the Year
                                                                                       Months Ended          Ended
                                                                                      September 30,        March 31,
Increase (Decrease) in Net Assets:                                                          2000               2000
Operations:
Investment income--net                                                                $    17,805,229    $    25,006,271
Realized gain on investments--net                                                               4,311             69,313
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       17,809,540         25,075,584
                                                                                      ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                     (17,805,229)       (25,006,271)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        2,032,042,649      3,419,386,917
Value of shares issued to shareholders in reinvestment of
dividends                                                                                  17,805,289         25,006,093
                                                                                      ---------------    ---------------
                                                                                        2,049,847,938      3,444,393,010
Cost of shares redeemed                                                                (2,112,345,020)    (3,375,709,363)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                              (62,497,082)        68,683,647
                                                                                      ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets                                                   (62,492,771)        68,752,960
Beginning of period                                                                     1,085,987,795      1,017,234,835
                                                                                      ---------------    ---------------
End of period                                                                         $ 1,023,495,024    $ 1,085,987,795
                                                                                      ===============    ===============


See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Financial Highlights
                                                             For the Six
The following per share data and ratios have been derived    Months Ended
from information provided in the financial statements.       September 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2000       2000        1999        1998        1997
Per Share Operating Performance:
Net asset value, beginning of period                         $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                              .02         .03         .03         .03          .03
Realized gain on investments--net                                    --++        --++        --++        --++         --++
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                    .02         .03         .03         .03          .03
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends from investment income--net                        (.02)       (.03)       (.03)       (.03)        (.03)
                                                             ----------  ----------  ----------  ----------   ----------

Net asset value, end of period                                $    1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           3.46%*      2.74%       2.71%       2.97%        2.83%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                           .62%*       .64%        .66%        .66%         .68%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                            3.46%*      2.71%       2.65%       2.92%        2.78%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of period (in thousands)                     $1,023,495  $1,085,988  $1,017,235  $  799,997   $  683,361
                                                             ==========  ==========  ==========  ==========   ==========


 *Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup witholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

CMA New Jersey Municipal Money Fund
Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $15,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


CMA New Jersey Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].